UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2015

Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 3.02 of this Current Report on Form 8-K regarding the Registration Rights Agreement (as defined below) is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

On April 1, 2015 (the “Closing Date”), Coty Inc. (the “Company”) completed its previously announced purchase of the Bourjois cosmetics brand (“Bourjois”) from Chanel International B.V. (“Chanel”) pursuant to the Stock Purchase Agreement, dated as of March 12, 2015, between the Company and Chanel (the “Stock Purchase Agreement”). As consideration for Bourjois, the Company issued approximately 15.43 million shares of the Company’s Class A Common Stock (the “Transaction Shares”) in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereunder for a transaction by an issuer not involving any public offering.

On the Closing Date, the Company and Mousseluxe S.à.r.l., Chanel’s assignee under the Stock Purchase Agreement (the “Shareholder”), entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file within 90 days of the Closing Date a registration statement on Form S-3 and use its commercially reasonable efforts to cause such registration statement to become effective within three months after the date of filing such registration statement. Beginning six months after the Closing Date, the Shareholder may make a total of three requests for the Company to effect the registration of all or part of the Transaction Shares, provided that the Company is not required to effect a registration unless the aggregate number of shares proposed to be registered constitute (i) at least 30% of the total number of Transaction Shares, or (ii) in the event the Shareholder’s remaining Transaction Shares constitute less than 30% of the total number of Transaction Shares, all of the remaining Transaction Shares. Additionally, at any time after the Closing Date, the Company must provide piggyback registration rights for the Transaction Shares.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8‑K and is incorporated by reference herein.

Item 8.01 Other Events

On April 1, 2015, the Company announced the closing of the Bourjois purchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of April 1, 2015, between Coty Inc. and Mousseluxe S.à.r.l.
99.1	Press Release of Coty Inc., dated April 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: April 1, 2015	By:	/s/ Jules P. Kaufman
	Name:	Jules P. Kaufman
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Registration Rights Agreement, dated as of April 1, 2015, between Coty Inc. and Mousseluxe S.à.r.l.
99.1	Press Release of Coty Inc., dated April 1, 2015